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                                                                   Exhibit 10(p)

THE UNITS, CONSISTING OF SHARES OF COMMON STOCK AND WARRANTS TO PURCHASE SHARES OF COMMON STOCK (THE "SECURITIES") REPRESENTED BY THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION UNLESS THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH PROPOSED SALE, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM SUCH REGISTRATION OR QUALIFICATION.

                        SUPERCONDUCTIVE COMPONENTS, INC.

                             SUBSCRIPTION AGREEMENT

     This is a Subscription Agreement (the "Agreement"), dated as of the date specified below, between Superconductive Components, Inc., an Ohio corporation (the "Company"), and the person named below as the subscriber ("Subscriber").

                                    RECITALS

     A. The Company is offering to sell up to 1,200 Units (the "Units"), each Unit consisting of 1,000 shares of the Company's common stock without par value (the "Common Stock") and a warrant to purchase 250 shares of Common Stock at $3.00 per share until October 14, 2010 (the "Offering"), as more fully described in the Private Placement Memorandum dated October 14, 2005, of which this Subscription Agreement forms a part.

     B. The Units are being offered to accredited investors as defined in Rule 501(a) of Regulation D, at a price of $2,000 per Unit.

     C. This Agreement confirms the understanding between the Company and the Subscriber with respect to the Subscriber's subscription for the number of Units specified below.

                             STATEMENT OF AGREEMENT

     In consideration of their mutual promises, the Company and the Subscriber agree as follows:

     Section 1. Subscription for Units. Subscriber hereby subscribes for the number of Units set forth below and the Company agrees to promptly issue the requisite number of shares of Common Stock and warrants underlying such Units upon payment of $2,000 per Unit.

     Section 2. Effectiveness of Agreement. The Company reserves the right to reject this Agreement, in whole or in part, for any reason. This Agreement will not become effective until this Agreement has been duly accepted by the Company in the space provided below.

     Section 3. Representations and Warranties of Subscriber. In connection with this subscription for Units, the Subscriber hereby represents and warrants to the Company as provided in this Section 3. It is understood that the Company will rely upon these representations and warranties in accepting this Agreement and that such representations and warranties will survive delivery and acceptance of this Agreement.

     (a) The Subscriber has received copies of the Company's filings with the Securities and Exchange Commission (the "Commission") which outline the terms of the Common Stock underlying the Units, has reviewed the same and consents to all of the conditions and terms described therein.

     (b) The Subscriber acknowledges that he has received copies of or has been afforded the opportunity to examine and copy all desired documents, books and records relating to the Company. The Subscriber acknowledges that: (i) he has received and read the Company's Commission filings, (ii) he understands the

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     information included therein, (iii) he is aware that there are economic variables and risks that could adversely affect an investment in the Units,
     (iv) he, or his business, tax and legal advisers, if any, have reviewed the documents and information relating to his subscription for the Units and they have advised him as to the merits of the Units, (v) he, or his advisers, have had ready access to any and all documents which the Subscriber or they deem relevant to the purchase of such Units and no requested information, oral or written, has been withheld, (vi) the Company has made available to the Subscriber, during the course of the transaction and prior to sale, the opportunity to ask questions of, and receive answers from, the Company or any person acting on its behalf concerning the terms and conditions of this offering of Units and the Company, and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, (vii) he has relied primarily on independent analysis to make an investment decision with respect to the Units, and (viii) he has not relied on any representations or warranties other than as set forth herein or in the terms of the Units.

     (c) The Subscriber understands that (i) in reliance upon the Subscriber's representations, neither the Units, nor the underlying shares of Common Stock, warrants, or shares of Common Stock issuable upon the exercise of such warrants have been registered under the Act or any state securities laws, (ii) since the Units, the underlying shares of Common Stock, warrants, and shares of Common Stock issuable upon the exercise of such warrants have not been registered, the Subscriber must bear the economic risk of holding such shares of Common Stock until Rule 144 is available to Subscriber, (iii) the Company will note the restrictions on resale set forth above on its transfer records and any certificates of ownership or common stock purchase warrants, (iv) neither the Company nor anyone else has undertaken to register for resale any of the warrants or shares of Common Stock underlying the Units under the Act, and (v) there is no guarantee that a trading or resale market for the shares of Common Stock will exist in the future.

     (d) The Subscriber is acquiring the Units and the underlying shares of Common Stock and warrants for his own account, for investment only, and not with a view to or for the sale, distribution or fractionalization thereof.

     (e) The Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to his net worth, and his investment in the Units will not cause such overall commitment to become excessive.

     (f) The Subscriber has adequate means of providing for his current needs and personal contingencies, and has no need for current income or liquidity in his investment in the Units.

     (g) The Subscriber is able to bear the economic risks of this investment in the Units and can afford a complete loss of such investment.

     (h) The Subscriber has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Units.

     (i) The Subscriber received the terms of the Units and first learned of the offering of Units in the State which is listed as the residence or principal office address of the Subscriber below.

     (j) With respect to the legal aspects of the investment, the Subscriber has relied solely upon the advice of the Subscriber's own legal advisors.

     Section 4. Covenants of the Subscriber. The Subscriber will furnish to the Company such information or additional verifications as the Company may reasonably request and will cooperate with the Company in obtaining such additional information or verifications from third parties as the Company may reasonably request for the purpose of confirming the representations and warranties of the Subscriber set forth in Section 3 of this Agreement and perfecting the exemption from registration under the federal and state securities laws.


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     Section 5. Sale of Shares. The Subscriber agrees that he will not sell, pledge, fractionalize or otherwise dispose of any of the shares of Common Stock underlying the Units or shares of Common Stock obtained from the exercise of warrants underlying the Units, unless counsel, satisfactory to the Company, shall have advised the Company, in a written opinion satisfactory to it, that no registration under the Act or any state securities act would be required in connection with the proposed sale, pledge or other disposition and the proposed sale, pledge or other disposition is consummated as contemplated by such opinion.

     Section 6. Registration Rights

     (a) Registrable Securities. As used herein the terms "Registrable Securities" and "Registrable Security" means the shares of Common Stock underlying a Unit or issued upon the exercise of warrants underlying a Unit (collectively, the "Unit Shares") and any shares of Common Stock issued upon any stock split or stock dividend in respect of such Unit Shares; provided, however, that with respect to any Registrable Security, such security shall cease to be a Registrable Security after October 14, 2010, or when, as of the date of determination, (i) it has been effectively registered under the Securities Act, (ii) it is freely tradeable without limitation on the number of Shares transferable by the holder thereof pursuant to an exemption from registration provided by Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"), or (iii) it has ceased to be outstanding.

     (b) Resale Registration Statement. If, at any time after the date hereof and prior to close of the Offering, two or more investors (or related parties) each purchase at least 250 Units (representing $500,000 of the Registrable Securities), then within ten days of the consummation of the purchase of the second allotment of 250 Units the Company shall begin the process of preparing and filing with the Securities and Exchange Commission a registration statement covering the Subscriber's Registrable Securities (the "Resale Registration Statement"), and shall use reasonable efforts to have the Resale Registration Statement declared effective under the Act by the Securities and Exchange Commission. Upon the effectiveness of the Resale Registration Statement, the Company will use commercially reasonable efforts to keep the Resale Registration Statement open until such time as all of the Registrable Securities have been sold, or such time as all of the Registrable Securities are freely tradeable without limitation on the number of Shares transferable by the holder thereof pursuant to an exemption from registration provided by Rule 144 promulgated under the Act. The Company shall bear all of the expense of the Resale Registration.

     (c) Piggyback Registrations. If, at any time after the date hereof and before October 14, 2010 the Subscriber owns any of the Registrable Securities, the Company proposes to prepare and file with the Securities and Exchange Commission one or more registration statements covering equity or debt securities of the Company with a value exceeding $1,000,000 (in any such case, other than on Form S-8 or S-4 or successor forms), it will give Subscriber at least 15 days' prior written notice via overnight courier or certified mail (the "Notice"). Upon written request of Subscriber, made within 10 days after mailing of the Notice, that the Company include any of the Subscriber's Registrable Securities in the proposed registration statement, the Company shall use reasonable efforts to effect the registration under the Act, and any underwriting involved therein, of the Registrable Securities which it has been so requested to register but only to the extent that such inclusion does not diminish the number of securities included by a holder of Common Stock who has demanded such registration (the "Piggyback Registration"); provided, however, that if in the written opinion of the Company's managing underwriter, if any, for such offering, the inclusion of all or a portion of the Registrable Securities requested to be registered, when added to the securities being registered by the Company, will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise materially adversely affecting the entire offering, then the Company may exclude from such offering all or a portion of the Registrable Securities which it has been requested to register. The Company shall bear all of the expense of the Piggyback Registration, except for the pro rata portion of brokerage or underwriters' discounts or commissions relating to the shares sold on behalf of the Subscriber. All of Subscriber's Piggyback Registration rights under this Agreement shall expire on October 14, 2010. Notwithstanding anything to the contrary herein, the Company shall have the right at any and all times after it shall have given written notice


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     pursuant to this Section to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

     (d) Subscriber Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 6 that the Subscriber shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended methods of disposition of such securities as shall be required to timely effect the registration of its Registrable Securities.

     (e) Holdback Agreement. As long as Subscriber holds any Registrable Securities, Subscriber hereby agrees that it shall not sell or otherwise transfer any securities of the Company during the period of time as the managing underwriter and the Company shall agree (but not less than 90 days nor more than 180 days) beginning on the effective date of any registration statement, other than the Registrable Securities to be sold pursuant to such registration statement.

     Section 7. Successors and Assigns. This Agreement, upon its effectiveness as provided for in Section 2 of this Agreement, shall be binding upon the heirs, executors, administrators and successors of the Subscriber, and shall inure to the benefit of the Company and its successors and assigns. This Agreement is not transferable or assignable by the Subscriber.

     Section 8. Interpretation. Words used herein, regardless of the gender specifically used, shall be deemed and construed to include any other gender, masculine, feminine, or neuter, as the context requires.

     Section 9. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter contained herein and supersedes all prior and contemporaneous agreements, representations and understandings of the parties, express or implied, oral or written with respect to the subject matter hereof. This Agreement may not be amended or modified in any way except in a writing signed by each of the parties hereto.

     Section 10. Governing Law. This Agreement shall be construed in accordance with and governed in all respects by the laws of Ohio, without regard to its conflicts of laws rules.

               [the rest of this page is intentionally left blank]


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     The Subscriber has executed this Agreement as of the date written below.

THE SUBSCRIBER MUST COMPLETE THE FOLLOWING (PLEASE PRINT):

INSTRUCTIONS:

1.   PART I - All Subscribers must complete PART I.

2. PART II must be reviewed by all Subscribers. Initial any item in PART II that is applicable, and sign and date the Agreement.

PART I - General Information (all Subscribers)


Name of Subscriber (Print) The Estate of Ingeborg V. Funk
                           _______________________________________________



Total Subscription Price ($2,000 x Number of Units Subscribed for) $100,000
                                                                   ________



Form of Subscriber (check one): Individual ___ Corporation ___
Other (specify): Estate
                 ______________________________________________________________


If an Entity, Names of Individual Equity Owners ________________________________


Address of Residence   41 S. High Street
                       _________________________________________________________
(or principal office   Street or P.O. Box Number
    if an entity)



Columbus                                Ohio                               43215
________________________________________________________________________________
  City                                 State                                Zip



Telephone number (614) 227-2000
                 _____________________________________________


Mailing Address ______________________________________________
 (if different)              Street or P.O. Box Number

________________________________________________________________________________
City                                  State                                  Zip

     Attention:
                ________________________________________________________________


Social Security Number or Tax Identification Number 03-6105272
                                                    ____________________________



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

PART II - Accredited Investors

     The Subscriber is an accredited investor under Rule 501(a) of Regulation D promulgated under the Securities Act of 1933 (the "Act") for the following reasons. (Please initial each of the statements below which are applicable to the Subscriber named above):

     ---------   The Subscriber is a natural person whose individual net worth, or joint net worth with that person's spouse at the time of his/her purchase, exceeds $1,000,000.

     ---------   The Subscriber is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who reasonably expects the same or greater income level in the current year.

     ---------   The Subscriber is a bank, savings and loan association,
                 registered broker-dealer, insurance company, investment company, private business development company, or licensed small business investment company.

     ---------   The Subscriber is an employee benefit plan established and maintained by a state, its political subdivision, or their agencies if such plan has total assets in excess of $5,000,000.

     ---------   The Subscriber is a self-directed employee benefit or pension plan, with investment decisions made solely by persons who are accredited investors.

     ---------   The Subscriber is a trust, with total assets in excess of
                 $5,000,000, not formed for the purpose of acquiring the securities offered hereby, whose total purchase is directed by a financially sophisticated person.

     ---------   The Subscriber is a director or executive officer of the
                 Company.

     ---------   The Subscriber is a charitable or other organization described in 501(c)(3) of the Internal Revenue Code, or any corporation, partnership, or business trust, not formed for the purpose of acquiring the securities offered, with total assets in excess of $5,000,000.


         X
     ---------   The Subscriber is an entity in which all of the equity owners are accredited investors.



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     To the best of my knowledge and belief, the above information supplied by me is true and correct in all respects, and I am aware and intend that Superconductive Components, Inc, may rely upon such information to determine the Subscriber's suitability as an investor in the Units.


Date: October 14, 2005                  /s/ Curtis A. Loveland, Executor
                                        ----------------------------------------
                                        Signature of Subscriber (indicate title,
                                        if applicable)


Date: ___________, 2005                 ----------------------------------------
                                        Signature of Subscriber (indicate title, if applicable)

                                   ACCEPTANCE

     The Company hereby accepts the foregoing Subscription as to 50 Units as of the date set forth immediately below.

                                        SUPERCONDUCTIVE COMPONENTS, INC.


Date: October 14, 2005                  By: /s/ Daniel Rooney
                                            ------------------------------------
                                        Its: President


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